EXHIBIT 23(c)


                   CONSENT OF COOPERS & LYBRAND, L.L.P.
                          INDEPENDENT ACCOUNTANTS


We hereby consent to the inclusion in the Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of our report dated March 7, 1997, on our audits of the consolidated financial statements of McFarland Energy, Inc. We also consent to the reference to our firm under the caption "Experts".


                                              /s/ Coopers & Lybrand, L.L.P.
                                              COOPERS & LYBRAND, L.L.P.


Newport Beach, California
September 26, 1997